SUBSEQUENT EVENTS (Tables)	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
Schedule of estimated fair value of assets acquired and liabilities assumed

The estimate of the fair value of the assets acquired and liabilities assumed was based on information available as of March 1, 2022. The Bank considers that this information provides a reasonable basis for determining fair values:

In millions of COP

Purchase Price Allocation:
Purchase price on June 9, 2021	56,968
Non-controlling interest at fair value	1,166
TOTAL	58,134

Fair value of net assets acquired:
Assets
Cash and cash equivalents	799
Accounts receivable	299
Premises and equipment, net	3
Investment property	60,849
Other assets	79
Total assets	62,029

Liability
Accounts payable	1,080
Deferred tax	283
Other liabilities	99
Total liabilities	1,462

Fair value of net assets acquired	60,567

Gain from a bargain purchase	2,433